Exhibit 10.1

XCYTE THERAPIES, INC.

DATED                     , 2006

2006 STOCK OPTION AND AWARD PLAN

Effective                     , 2006

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Xcyte Therapies, Inc. (the Company) hereby establishes the Xcyte Therapies, Inc. 2006 Stock Option and Award Plan (the Plan) effective                     , 2006, which has been approved by the holders of a majority of the shares of the stock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company held on                     , 2006.

1. PURPOSE

The primary purpose of the Plan is to provide a means by which directors, officers and other employees of the Company and its Parent and Subsidiaries (as defined herein) can acquire and maintain equity ownership in the Company, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ, and retain directors, officers and other employees and to provide such persons with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

2. DEFINITIONS

The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

Affiliate means an “affiliate” within the meaning set forth in Rule 405 under the 1933 Act.

Award means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or SARs.

Award Agreement means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Grantee.

Board means the board of directors of the Company.

Cash Position means the Company’s or a business unit’s level of cash and cash equivalents.

Cause means discharge of a Grantee (a) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Subsidiary or affiliate, (b) for willful violation of a policy of the Company or any Subsidiary or affiliate, (c) for serious and willful acts of misconduct detrimental to the business or reputation of the Company or any Subsidiary or affiliate; provided, however, that “Cause” shall instead have the meaning set forth in the Grantee’s written employment contract or in the Grantee’s Award Agreement. The determination of whether a discharge of a Grantee is for Cause shall be determined in good faith by the Committee whose decision shall be final and binding.

Change of Control means that any of the following events shall have occurred: (a) any person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or any “person” within the meaning of Sections 13(d)(3) and 14(d) of the 1934 Act), other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act) of 30% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the stockholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board in office immediately prior to such transaction or event constitutes less than a majority of the Board thereafter; or (e) the stockholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred if Cyclacel Group plc is or becomes the beneficial owner of 30% or more of the outstanding voting stock of the Company.

Committee means the committee of the Board appointed pursuant to Section 4.1.

Company means Xcyte Therapies, Inc., a Delaware corporation.

Consultant means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

Director means a member of the Board.

Disability means a disability of a nature that would qualify the Grantee for long-term benefits under the Company’s long-term disability plan; provided, however, that with respect to an Incentive Stock Option, “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code.

Earnings Per Share means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

Effective Date means                     , 2006, which is the date the Plan was adopted by the Board.

Employee means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

Exchange Program means a program under which (i) outstanding Awards are surrendered or canceled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Committee in its sole discretion.

Fair Market Value of any Share, as of any applicable date, means (a) if Shares are then listed on a national securities exchange, the “fair market value” shall be the closing price for a Share on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for a Share on such exchange on the last preceding business day on which such security was traded; (b) if Shares are then not listed on a national securities exchange, the “fair market value” shall be the mean of the bid and asked prices for a Share in the over the counter market as reported by the NASDAQ Stock Market (NASDAQ) on that date, or, if there be no such quotation on that date, such prices on the last preceding business day on which there was such a quotation; or (c) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

Freestanding SAR means a SAR that is granted independently of any Option.

Grant Date means, with respect to an Award, the date the Award was granted.

Grantee means an individual who has been granted an Award.

Incentive Stock Option means an Option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Internal Revenue Code.

Internal Revenue Code means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

Net Income means as to any Performance Period, the income after taxes of the Company for the Performance Period determined in accordance with generally accepted accounting principles.

1934 Act means the Securities and Exchange Act of 1934, as amended.

1933 Act means the Securities Act of 1933, as amended.

Nonqualified Stock Option means an Option to purchase Shares that is not intended to be an Incentive Stock Option.

Operating Cash Flow means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

Operating Income means as to any Performance Period, the Company’s or a business unit’s income from operations determined in accordance with generally accepted accounting principles.

Option means any incentive stock option or nonqualified stock option granted under the Plan.

Option Price means the per share purchase price of a Share subject to an Option.

Parent means any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Performance Based Exception means the performance-based exception set forth in Section 162(m)(4)(C) of the Internal Revenue Code from the deductibility limitations of Section 162(m) of the Internal Revenue Code.

Performance Goals means the goals determined by the Committee, in its sole discretion, to be applicable to a Grantee with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Net Income, (d) Operating Cash Flow, (e) Operating Income, (f) Return on Assets, (g) Return on Equity, (h) Return on Sales, (i) Revenue, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company, and/or (v) to the extent not otherwise specified by the definition of the Performance Goal, on a pre-tax or after-tax basis.

Performance Period means the applicable time period established by the Committee, in its sole discretion, during which the performance objectives applicable to an Award must be met.

Performance Share means any Award granted under Section 8.

Performance Unit means any Award granted under Section 8.

Period of Restriction means the period during that Shares of Restricted Stock and Restricted Stock Units are subject to forfeiture and/or restrictions of transferability.

Plan means the Xcyte Therapies, Inc. 2006 Stock Option and Award Plan as set forth herein and as it may from time to time be amended.

Restricted Stock means any Award granted under Section 6.8.

Restricted Stock Unit means any Award granted under Section 6.8.

Return on Assets means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

Return on Equity means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

Return on Sales means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

Revenue means as to any Performance Period, the Company’s or business unit’s net sales, determined in accordance with generally accepted accounting principles.

SEC means the U.S. Securities and Exchange Commission.

Officer means a person who is an officer of the Company within the meaning of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

Section 16 Grantee means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

Service Provider means an Employee, Director or Consultant.

Share means the Common Stock of the Company, par value $0.001 per share.

Stock Appreciation Right or SAR means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

Subsidiary means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

10% Owner means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

Termination of Employment occurs on the last day an individual is employed by the Company or any of its Subsidiaries or any Parent or the acceptance by the Company of a directors resignation from the board; notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the last day on which the Company owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary’s outstanding voting securities.

Total Stockholder Return means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a share of the Company’s common stock.

3. SHARES SUBJECT TO THE PLAN

3.1 Number of Shares

Subject to adjustment as provided in Section 3.3, the total number of Shares available for grant under the Plan shall not exceed 986,120 Shares. Any Shares issued in connection with Awards shall be counted as one Share for every Share subject thereto for purposes of the above limit. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. All Shares available for grant under the Plan may be issued in the form of Incentive Stock Options.

3.2 Lapsed Awards

If an Award terminates, expires or lapses, for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. If an Award expires, lapses or becomes unexercisable without having been exercised in full or, with respect to Options, Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

3.3 Adjustments in Awards and Authorized Shares

(a) Except with respect to the Reverse Stock Split (defined below), in the event of any merger, reorganization, consolidation, recapitalization, reclassification, separation, liquidation, stock dividend, stock split, reverse stock split, repurchase, spin-off, split-up, Share combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares that may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards and any such adjustment may, in the sole discretion of the Committee, take the form of Options covering more than one class of Shares. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Notwithstanding anything to the contrary contained herein, the consummation of the 1 for 10 reverse stock split to be effected in connection with the transactions contemplated by the Stock Purchase Agreement, dated December 15, 2005, by and between the Company and Cyclacel Group plc (the “Reverse Stock Split”), shall not effect the number of Shares available for grant under this plan which shall remain at 986,120 Shares following the Reverse Stock Split. The provisions of Section 3.3(a) shall not apply to the Reverse Stock Split.

(c) Any adjustment contained in this Section 3.3 shall be conclusive and binding for all purposes of the Plan.

3.4 Awards Granted to Non-US Employees

Awards may be granted to Service Providers who are foreign nationals or employed or provide services outside the United States, or both. Notwithstanding any provisions of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which individuals (if any) employed by the Company outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards made to Grantees, and (iii) establish subplans and modified Option exercise procedures and other Award terms and procedures to the extent such actions may be necessary or advisable. Awards to such individuals may be made on such terms and conditions different from those applicable to employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee may also impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for employees on assignment outside their home country.

3.5 Share Counting

The following shall apply in determining the number of Shares remaining available for grant under this Plan:

(a) In connection with the granting of an Option or other Award (other than a Performance Unit denominated in dollars), the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated, pursuant to Section 3.1; provided, however, that where a SAR is settled in Shares, the number of Shares available for issuance under this Plan shall be reduced only by the number of Shares issued in such settlement. Shares used to pay the exercise price of an Option or the purchase price of Restricted Stock shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan.

(b) Whenever any outstanding Option or other Award (or portion thereof) expires, is canceled, is forfeited, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, forfeited, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted under this Plan.

(c) Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan.

4. ADMINISTRATION

4.1 Administrative Committee

The Plan shall be administered by the Board unless the Board determines at any time that it shall be administered by the Compensation Committee of the Board, which shall consist of not less than two persons who are directors of the Company, each of whom shall qualify as (a) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and (b) a “non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act; provided, however, if there are less than two persons who so qualify, then the Committee shall consist of all the directors serving on the Board. The Board or the Compensation Committee (or their respective designees) administering the Plan is referred to herein as the “Committee”).

4.2 Authority of the Committee

The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

(a) to grant Awards and to select the Service Providers to be granted Awards;

(b) to determine Fair Market Value;

(c) to determine (1) when Awards may be granted and any conditions that must be satisfied before an Award is made and (2) what types of Awards will be granted and the size and terms thereof, including, but not limited to, the exercise price, the date of grant, the time or times when Awards may be exercised (or are earned) (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(d) to institute an Exchange Program; however, the Committee may not institute an Exchange Program without stockholder approval, except for adjustments made pursuant to Section 3.3.

(e) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(f) to establish objectives and conditions for earning Awards;

(g) to determine whether an Award shall be evidenced by an agreement and, if so, to determine the terms of such agreement (which shall not be inconsistent with the Plan) and who must sign such agreement;

(h) to determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the performance period;

(i) to determine if and when an Award may be deferred;

(j) to determine whether the amount or payment of an Award should be reduced or eliminated;

(k) to determine the guidelines and/or procedures for the payment or exercise of Awards; and

(l) to determine whether an Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether any Awards granted Named Executive Officers (as defined for purposes of Section 162(m) of the Internal Revenue Code) comply with the Performance Based Exception under Section 162(m) of the Internal Revenue Code.

(m) to prescribe, amend, and rescind rules relating to the Plan;

(n) to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Awards shall be granted and to modify any such Award Agreement at any time (with the consent of the Grantee to the extent such modification is adverse to the Grantee); and

(o) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Award or Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award and binding on all parties concerned, including the Company, its stockholders and any person receiving an Award under the Plan.

To the extent not prohibited by law, the Committee may delegate its authority hereunder and may grant authority to employees or designate employees of the Company to execute documents on behalf of the Committee or to otherwise assist the Committee in the administration and operation of the Plan.

5. STOCK OPTIONS

5.1 Grant of Options

Subject to the terms and provisions of the Plan, Options may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion; provided, however, that Incentive Stock Options may be granted only to Employees. In selecting the individuals to whom Options may be granted, in determining the number of Shares subject to each Option, and in determining the other terms and conditions applicable to each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. The Committee, in its sole discretion, may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. No Service Provider shall be granted Options covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted options covering an additional 125,000 Shares.

5.2 General Conditions

(a) The Grant Date of an Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee.

(b) The term of each Option shall be a period of not more than ten years from the Grant Date, and shall be subject to earlier termination as herein provided.

(c) A Grantee may, if otherwise eligible, be granted additional Options.

(d) No Option may be granted more than 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Stockholders of the Company.

5.3 Option Price

No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. Subject to Section 5.4 with respect to Incentive Stock Options, the Option Price of an Option shall be at such price (which may not be less than 100% of the Fair Market Value of a Share on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, including as a result of the transactions contemplated by the Stock Purchase Agreement, dated as of December 15, 2005, by and between the Company and Cyclacel Group plc, as amended), as the Committee, in its discretion, shall determine.

5.4 Grant of Incentive Stock Options

At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall have an Option Price of (1) not less than 100% of the Fair Market Value of a Share on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of a Share on the Grant Date;

(b) shall have a term of not more than ten years (not more than five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(c) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee’s employer or any Parent or Subsidiary thereof (Other Plans)), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the $100,000 Limit). For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted;

(d) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to all Incentive Stock Options previously granted under the Plan and any Other Plans (Prior Grants) and any Incentive Stock Options under such grant (the Current Grant) that are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

(e) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(f) shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option within two years of the date of grant or within one year of the date of exercise (except in the event of the death of the Grantee), within 10 days of such disposition.

5.5 Substitute Options

If the Committee cancels any Option granted under this Plan, (or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provided that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section 5.7 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the canceled option; provided that no Option shall be canceled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the Option to be canceled.

5.6 Nontransferability

Unless the Committee shall otherwise determine, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee. With the approval of the Committee, an option may be transferred by gift to any member of the Grantee’s immediate family or to a trust for the benefit of one or more such immediate family members. For purposes of this Section 5.6, “immediate family” shall mean the Grantee’s spouse, children and grandchildren, parents, grandparents, former spouses, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the employee’s household (other than as a tenant or employee).

5.7 Exercise of Options

Subject to Sections 4.2(g), 11 and 12 and such terms and conditions as the Committee may impose, each Option shall be exercisable in such manner as the Committee, in its discretion, shall determine as set forth in the Award Agreement. Each Option shall be exercised by delivery to the Company of a written notice of intent to purchase (in such form as prepared by the Committee) a specific number of Shares subject to the Option and by payment of the Option Price. The Option Price of any Shares shall be paid in full at the time of the exercise.

5.8 Payment of Option Price

The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Subject to applicable laws, in the discretion of the Committee, a Grantee may pay the Option Price payable upon the exercise of an Option in (1) cash or check, (2) previously acquired Shares equal to the aggregate Option Price of the Shares as to which said Option shall be exercised (valued at its Fair Market Value on the business day next preceding the date of exercise) and which meet the conditions established by the Committee to avoid adverse accounting or securities law consequences (as determined by the Committee), (3) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (4) a reduction in the amount of any Company liability to the Grantee; (5) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws, or (6) any combination thereof. Payments in Shares shall be made by delivery of (a) stock certificates in negotiable form or (b) a completed attestation form prescribed by the Company setting forth the whole Shares of stock owned by the holder that the holder wishes to utilize to satisfy the exercise price or by any other method authorized by the Committee (including by cashless exercise to the extent not in violation of any applicable law). If certificates representing Shares are used to pay all or part of the purchase price of an Option, a separate certificate shall be delivered by the Company representing the same number of Shares as each certificate so used, and an additional certificate shall be delivered representing the additional Shares to which the holder of the Option is entitled as a result of the exercise of the Option

6. STOCK APPRECIATION RIGHTS

6.1 Grant of SARs

Subject to the terms and conditions of the Plan, an SAR may be granted to Service Providers at any time or from time to time as determined by the Committee in its sole discretion. SARs may be granted alone or in tandem with Options. No Service Provider shall be granted SARS covering more than 150,000 Shares in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted SARs covering an additional 125,000 Shares.

6.2 Number of Shares

The Committee shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limits set forth in Section 6.1.

6.3 Exercise Price and Other Terms

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem SARs shall equal the Option Price of the related Option.

6.4 Exercise of Tandem SARs

Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the related Incentive Stock Option.

6.5 Exercise of Freestanding SARs

Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.6 Payment of SAR Amount

Upon exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares or a combination thereof.

6.7 Term of SARs

The term of a SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.

6.8 SAR Agreement

Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock and Restricted Stock Units

Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to Service Providers in such amounts as the Committee, in its sole discretion, shall determine. Notwithstanding the foregoing, no Service Provider shall be granted Restricted Stock and Restricted Stock Units covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted Restricted Stock and Restricted Stock Units covering an additional 50,000 Shares in the aggregate.

7.2 Transferability

Shares of Restricted Stock and Shares received in respect of Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3 Restrictions

Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee, in its sole discretion, may deem advisable or appropriate, including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may also set restrictions based upon the achievement of specific performance objectives (Company-wide, Subsidiary-wide, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service)), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion, and may require recipients of Shares of Restricted Stock or Restricted Stock Units to pay a stipulated purchase price for such Shares of Restricted Stock or Restricted Stock Units.

7.4 Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Restricted Stock and Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. In granting Restricted Stock or Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock or Restricted Stock Units, as applicable, under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.5 Legend on Certificates or Book-Entry Registration for Restricted Shares

Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event that any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

7.6 Cancellation of Restricted Stock/Restricted Stock Units

On the date set forth in the Award Agreement, all unearned or unvested Shares of Restricted Stock and Restricted Stock Units shall be forfeited to the Company and reacquired at no cost by the Company; provided, however, that the Committee may, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, waive in whole or in part any remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

7.7 Earning of Restricted Stock Units

After the applicable Period of Restriction has ended, the Grantee shall be entitled to receive a payout of the number of Restricted Stock Units as specified in the Award Agreement. After the grant of a Restricted Stock Unit, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any restrictions for such Restricted Stock Unit.

7.8 Payment in Respect of Restricted Stock Units

Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

7.9 No Disposition During Period of Restriction

During the Period of Restriction, Shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon Awards of Restricted Stock, the Committee may (a) cause a legend or legends to be placed on any certificates relating to Shares of Restricted Stock subject to an Award, or (b) issue “stop transfer” instructions, as it deems necessary or appropriate.

7.10 Dividend and Voting Rights

Unless otherwise determined by the Committee, during the Period of Restriction, Grantees who hold Shares of Restricted Stock or Restricted Stock Units shall not have the right to receive dividends in cash or other property or other distribution or rights in respect of such shares, and Grantees who hold Restricted Stock shall have the right to vote such Shares as the record owner thereof.

7.11 Award Agreement

Each Award of Restricted Stock and each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, will determine.

7.12 Share Certificates

Each certificate issued for Shares of Restricted Stock shall be registered in the name of the Grantee and deposited with the Company or its designee. At the end of the Period of Restriction, a certificate representing the number of Shares to which the Grantee is then entitled shall be delivered to the Grantee free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

8. PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1 Grant of Performance Units or Shares

Subject to the terms and provisions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time as determined by the Committee in its sole discretion. No Service Provider shall be granted Performance Units or Performance Shares covering more than 75,000 Shares in the aggregate in any one calendar year; notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted an additional 50,000 Performance Shares and Performance Units in the aggregate.

8.2 Initial Value of Performance Units or Shares

Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3 Performance Objectives and Other Terms

The Committee shall set performance objectives in its discretion that, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to any Grantee. The applicable time period established by the Committee, in its sole discretion, during which the performance objectives must be met shall be called the “Performance Period”.

8.4 General Performance Objectives

The Committee may set Performance Goals based upon the achievement of Company-wide, Subsidiary, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations or to continued employment or service) determined by the Committee in its sole discretion.

8.5 Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Performance Units or Performance Shares for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares shall be based on the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Section 162(m) of the Internal Revenue Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares or Performance Units, as applicable, under Section 162(m) of the Code (e.g., in determining the Performance Goals).

8.6 Earning of Performance Units or Shares

After the applicable Performance Period has ended, the Grantee shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

8.7 Form and Timing of Payment

Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares, or a combination thereof.

8.8 Cancellation of Performance Units/Shares

On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares shall be forfeited to the Company and reacquired at no cost by the Company.

9. SECTION 162(M) DISCRETION

9.1 Negative Discretion

Notwithstanding the achievement of any Performance Goals established under this Plan, the Committee has the discretion by Grantee, to reduce some or all of an Award that would otherwise be paid.

9.2 Extraordinary Events

At, or at any time after, the time an Award is granted, and to the extent permitted under Section 162(m) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

10. TAX WITHHOLDING

10.1 Mandatory Tax Withholding.

Whenever under the Plan, cash or Shares pursuant to an Award are to be delivered to an individual who is either a U.S. citizen or is otherwise subject to U.S. federal income taxes upon exercise or payment of an Award, the Company shall be entitled to require as a condition of delivery (a) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (b) the withholding of such sums from compensation otherwise due to the Grantee or from any Shares or cash due to the Grantee under the Plan, or (c) any combination of the foregoing.

If any disqualifying disposition described in Section 5.4(f) is made with respect to Shares acquired under an Incentive Stock Option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy any and all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan.

10.2 Elective Share Withholding

Subject to such terms and conditions as the Company may in its discretion determine, the Company may permit a Grantee to satisfy tax withholding obligations through the withholding by the Company of a portion of the Shares (“Share Withholding”) otherwise deliverable to such Grantee upon the exercise of an Award (“Taxable Event”) having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

11. DEFERRED PAYMENTS

Subject to the terms of this Plan and applicable law, the Committee may determine that all or a portion of any Award to Grantee, whether it is to be paid in cash, Shares or a combination thereof, shall be deferred or may, in its sole discretion, approve deferral elections made by Grantees. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion; provided, however, that no deferral shall be permitted to the extent that any such deferral would adversely affect the tax treatment of any outstanding Awards under applicable law.

12. TERMINATION OF EMPLOYMENT

12.1 Termination for Cause.

Except as may otherwise be provided in the Award Agreement, if the Grantee has a Termination of Employment for Cause, any unexercised Award shall terminate immediately upon the Grantee’s Termination of Employment.

12.2 Termination other than for Cause.

If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Award, to the extent exercisable on the date of the Grantee’s Termination of Employment, may be exercised as follows:

(a) Death. Except as may otherwise be provided in the Award Agreement, if the Grantee’s Termination of Employment is caused by the death of the Grantee, then any unexercised Award to the extent exercisable on the date of the Grantee’s death, may be exercised in whole or in part, at any time within one year after the Grantee’s death by the Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution, but in no event beyond the scheduled expiration of the Award;

(b) Disability. Except as may otherwise be provided in the Award Agreement, if the Grantee’s Termination of Employment is on account of the Disability of the Grantee, then any unexercised Award to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided, however, that, if the Grantee dies after such Termination of Employment and before the end of such one year period, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within one year after the Grantee’s Termination of Employment, or, if later, within 180 days after the Grantee’s death, but in no event beyond the scheduled expiration of the Award; and

(c) Other. If the Grantee’s Termination of Employment is for any reason other than Cause, death or Disability, then except as may otherwise be provided in the Award Agreement, any unexercised Award, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within 30 days after such Termination of Employment; provided, however, that if the Grantee dies within such three-month period following such termination of Employment, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within 180 days of the Grantee’s death, but in no event beyond the scheduled expiration of the Award.

13. EFFECTS OF A DISSOLUTION OR LIQUIDATION

In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options, SARs and right to purchase Restricted Stock) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

14. EFFECTS OF A CHANGE OF CONTROL

In the event of a merger or Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall (i) fully vest in and have the right to exercise the Option, SAR or right to purchase Restricted Stock as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable, and (ii) fully earn and receive a payout with respect to other Awards. If an Award becomes fully vested and exercisable (or earned, as applicable) in lieu of assumption or substitution in the event of a merger or Change in Control, the Committee shall notify the Participant in writing or electronically that (i) the Option, SAR or right to purchase Restricted Stock shall be fully vested and exercisable for a period determined by the Committee, and all outstanding Options, SARs and rights to purchase Restricted Stock shall terminate upon the expiration of such period and (ii) the other Awards shall be paid out immediately prior to the merger or Change in Control as if fully earned. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the assumed Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise (or payout or vesting, as applicable) of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

15. MISCELLANEOUS

15.1 Securities Law Matters

(a) If the Committee deems it necessary to comply with the 1933 Act and there is not in effect a registration statement under the 1933 Act relating to the acquisition of the Shares pursuant to the Award, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares.

(b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

15.2 Funding

Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

15.3 No Employment Rights

Neither the establishment of the Plan nor the granting of any Award shall be construed to (i) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

15.4 Awards Under Other Plans or Sub-Plans

The Company or a Subsidiary may grant awards relating to Shares under other plans or programs including sub-plans under this Plan. The Committee in its discretion may determine that such awards shall be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan similar to Shares issued in settlement of Awards and shall, when issued, reduce the number of Shares available under Section 3 in the case of Awards originally granted under the Plan.

15.5 Rights as a Stockholder

A Grantee shall not by reason of any Award have any right as a stockholder of the Company with respect to the Shares that may be deliverable upon exercise of such Award until such Shares have been delivered to him. Except as may otherwise be provided in the applicable Award Agreement, as a condition of exercise, a Grantee will be required to execute a stockholder agreement if any such agreement is then in effect with respect to the Shares.

15.6 Nature of Payments

Any and all grants or deliveries of Shares hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

15.7 Nonuniform Determinations

Neither the Committee’s nor the Board’s determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 12, of Terminations of Employment. Notwithstanding the foregoing, the Committee’s interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

15.8 Amendment of the Plan

The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Shares pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act or (b) under the listing requirements of any securities exchange on which are listed any of the Company’s equity securities.

15.9 Termination of the Plan

The Plan shall terminate on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award or Award Agreement then outstanding under the Plan.

15.10 No Illegal Transactions

The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority that may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Shares or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

15.11 No Loans

No loans from the Company to Grantee shall be permitted under this Plan.

15.12 Assignment or Transfer

Unless the Committee shall specifically determine otherwise, no Award under the Plan or any rights or interest therein shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the Grantee’s lifetime, only by the Grantee. Once awarded, the Shares received by a Grantee may be freely transferred, assigned, pledged or otherwise subjected to lien, subject to the restrictions imposed by the 1933 Act, Section 16 of the 1934 Act and the Company’s insider trading policy (if any), each as amended from time to time.

15.13 Beneficiary Designation

To the extent allowed by the Committee, each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Unless the Committee determines otherwise, each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

15.14 Cost and Expenses

The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award or to any Grantee unless the Committee otherwise determines in its sole discretion.

15.15 Fractional Shares

Fractional Shares shall not be issued or transferred under an Award, but the Committee may pay cash in lieu of a fraction or round the fraction, in its discretion.

15.16 Indemnification

Provisions for the indemnification of officers and directors of the Company in connection with the administration of the Plan shall be as set forth in the Company’s Certificate of Incorporation and Bylaws as in effect from time to time.

15.17 Severability

If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.18 Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

15.19 Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business or assets of the Company.

15.20 Headings

The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

15.21 Number and Gender

When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

15.22 Controlling Law

The laws of the State of Delaware, except its laws with respect to choice of laws, shall be controlling in all matters relating to the Plan.